UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03897)

Exact name of registrant as specified in charter:	Putnam U.S. Government Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2014

Date of reporting period :	October 1, 2013 — September 30, 2014

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGSIX

Putnam U.S. Government Income Trust

Annual report 9|30|14

A world of investing.®

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
U.S. Government
Income Trust

Annual report
9 | 30 | 14

Message from the Trustees	1
About the fund	2
Performance snapshot	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	11
Your fund’s expenses	14
Terms and definitions	16
Other information for shareholders	17
Important notice regarding Putnam’s privacy policy	18
Trustee approval of management contract	19
Financial statements	24
Federal tax information	62
Shareholder meeting results	63
About the Trustees	64
Officers	66

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

With the U.S. economy on firmer footing, the U.S. Federal Reserve has wound down its quantitative easing efforts, which were achieved through purchases of government securities and other financial assets. Now, a new chapter begins for the markets, including the likelihood that the central bank will initiate interest-rate increases in the middle of next year. At the same time, changes are likely at hand in fixed-income markets. With the Fed ending its asset purchases, the government will need to find other buyers for its newly issued securities.

The hope is that the recovery today is strong enough to foster self-sustaining growth without the help of the central bank. In fact, after years of modest growth, it appears that the U.S. economy is positioned to expand at a more vigorous pace, as indicated by an annualized GDP growth rate above 4% in the second quarter.

Amid these transitions, the stock market experienced high volatility, with sharp declines in October. These drops may be tied to the Ebola health crisis, ongoing global threats, and divergent growth rates between the U.S. and non-U.S. economies. Still, strong domestic growth, we believe, bodes well for corporate earnings and equity prices, even if interest rates were to rise. Also of importance, U.S. corporate revenue growth has started to bounce back.

During this transitional time for the markets and the economy, we encourage you to meet with your financial advisor to ensure that your portfolio is properly diversified and aligned with your objectives and risk tolerance. Keep in mind that Putnam offers a wide range of strategies for all environments, as well as new ways of thinking about building portfolios for today’s markets.

As always, thank you for investing with Putnam.

Respectfully yours,

Robert L. Reynolds
President and Chief Executive Officer
Putnam Investments

Jameson A. Baxter
Chair, Board of Trustees

November 11, 2014

About the fund

Seeking opportunities through mortgage-backed securities

Home ownership is the most common way to invest in the real estate market, but it is not the only way. It is also possible for individuals to invest in the mortgages used to finance homes and businesses through instruments called mortgage-backed securities (MBS).

Since 1984, Putnam U.S. Government Income Trust has invested in some of the highest-quality MBS with the goal of seeking as a high a level of current income as Putnam believes is consistent with preservation of capital. However, investing in MBS carries certain risks. As a result, your fund's team of experienced analysts uses proprietary models to seek out investment opportunities, while striving to maintain an appropriate amount of risk for the fund.

MBS are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBS are created when government agencies or government-sponsored entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBS that government-sponsored entities sell to different investors, including Putnam U.S. Government Income Trust.

By seeking opportunities among MBS, your fund's manager seeks higher returns than Treasuries can typically offer, but with less volatility than stocks.

Mortgage-backed securities have historically delivered solid returns, with fewer ups and downs along the way than stocks.

STOCKS
S&P 500 Index
MORTGAGE-BACKED SECURITIES
Barclays GNMA Index
Return %
40%
30
20
10
0
-10
-20
-30
-40
'84
'88
'93
'98
'03
'08
'13

1984–2013 (periods ended December 31)

Data are historical. Past performance is not a guarantee of future results.

Indexes are unmanaged and are not available for direct investment. The Standard & Poor's 500 Index is an unmanaged index of common stock performance. The Barclays GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Understanding mortgage-related securities

MBS *(Mortgage-backed securities):* MBS are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae *(Federal National Mortgage Association)* and **Freddie Mac** *(Federal Home Loan Mortgage Corporation):* Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBS that may carry an explicit government guarantee on the payment of principal and interest.

Ginnie Mae *(Government National Mortgage Association):* Ginnie Mae is a government-owned corporation established in 1968 whose MBS are backed by the full faith and credit of the U.S. government.

CMOs *(Collateralized mortgage obligations):* CMOs are structured mortgage-backed securities that use pools of MBS, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

2 U.S. Government Income Trust

U.S. Government Income Trust 3

Performance
snapshot

Annualized total return (%) comparison as of 9/30/14

The fund — class A shares before sales charge
Putnam U.S. Government Income Trust (PGSIX)
Fund's benchmark
Barclays GNMA Index
Fund's Lipper peer group average
GNMA Funds
6.81
7.77
6.84
5.24
4.81
4.24
4.38
3.85
3.36
2.45
1.92
1.46
4.80
3.77
3.24
LIFE OF FUND
(since 2/8/84)
10 YEARS
5 YEARS
3 YEARS
1 YEAR

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4     U.S. Government Income Trust

Interview with your fund’s portfolio manager

Michael V. Salm

Mike, what was the bond market environment like during the 12 months ended September 30, 2014?

From our perspective, it was a favorable environment for taking mortgage prepayment risk, but there were periods of volatility. The major event marking the early months of the period was the Federal Reserve [the Fed] beginning the process of winding down its bond-buying programs, which was announced in December and launched in January. The Fed concluded its bond purchases in October 2014.

The central bank’s initial $10 billion reduction in bond purchases coincided with lackluster fourth-quarter 2013 economic data and an upheaval in emerging-market [EM] currencies, which caused investors to assume a more risk-averse posture. As a result, asset flows shifted toward the relative safety of U.S. Treasuries, and pushed the yield on the 10-year note down to 2.61% at the beginning of February. Soon after, however, with EM stress abating, credit markets were buoyed by investors largely dismissing weak economic data, which to a great extent was a function of severe winter weather affecting some of the country’s most densely populated regions.

As we moved into spring, concern about capital flight from Russia due to the Ukraine crisis, along with unrest in the Middle East, prompted investors to once again seek the relative safety of Treasuries. Demand for Treasuries also received a boost in June when

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/14. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 17.

U.S. Government Income Trust     5

the European Central Bank [ECB] implemented a negative deposit rate of -0.10% in the hope of stimulating bank lending to help stave off deflation and bolster eurozone economic growth. Sharply lower yields on sovereign bonds issued by peripheral European countries also indirectly dampened Treasury yields.

Fixed-income markets experienced several bouts of volatility during the final three months of the period. Intermediate- to longer-dated yields fell globally and most bond market sectors underperformed Treasuries. The high-yield sector saw record outflows in July based on technical factors related to supply and demand, while EM debt faced several idiosyncratic events that disrupted the market, including ongoing tension between Russia and Ukraine and a technical default by Argentina on its restructured debt.

At the end of August, 10- and 30-year Treasury yields reached 2.34% and 3.08%, respectively — their lows for the period — as geopolitical anxieties and concern about European economic growth once again bolstered demand for Treasuries. Longer-dated bonds also benefited from reduced concern about U.S. inflation, as the price index for personal consumption expenditures — the Fed’s preferred inflation gauge — stayed below the central bank’s 2% target rate.

The U.S. dollar rose sharply, and in September, traded at its highest level versus the euro since 2008. The dollar advanced as a strengthening U.S. economy prompted investors to conclude that the Fed is likely to begin raising the federal funds rate — its target for short-term interest rates — in the relatively near future, possibly during the first half of 2015. Additionally, divergent policy stances between the Fed and the ECB — with the U.S. central bank preparing to tighten monetary policy while the ECB appeared likely to continue easing policy — also fueled dollar strength.

Sector weightings

Allocations are shown as a percentage of the fund’s net assets as of 9/30/14. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and any interest accruals. Percentages may not total 100% of net assets because cash may be set aside as collateral for certain securities holdings, such as to-be-announced (TBA) commitments. Holdings and allocations may vary over time.

6     U.S. Government Income Trust

“Treasury yields may need to go higher
to attract sufficient demand from
private-sector investors.”

Michael Salm

The fund outpaced both its benchmark, the Barclays GNMA Index, and the average return of its Lipper peer group. What factors fueled this solid showing?

Our prepayment strategies, which we implemented with out-of-benchmark interest-only and inverse interest-only collateralized mortgage obligations [CMOs], were the biggest contributors to relative outperformance of the benchmark. Although rates fell during the period, the decline wasn’t severe enough to trigger substantial refinancing of the mortgages underlying our CMO holdings. Additionally, residential mortgage lending remained constrained, with banks generally willing to lend only to their most creditworthy customers. Consequently, prepayment speeds that continued to be slower than expected provided a tailwind to our interest-only CMO positions.

Elsewhere, our relative-value trades in Fannie Mae and Ginnie Mae pass-through pools — in which we sought to capitalize on what we believed were temporary mispricings in various coupon bands — had a neutral impact on the fund’s return versus the benchmark. Thirty-year Fannie Mae and Ginnie Mae pass-throughs outperformed 30-year Treasuries on a duration-adjusted basis, creating a favorable backdrop for our relative-value trading activity. However, we maintained lighter-than-benchmark exposure to Ginnie Maes, in favor of holding CMOs, and this positioning dampened the positive effect of our relative-value trades.

Which strategies didn’t work as well this past fiscal year?

Our interest-rate and yield-curve strategy hampered the fund’s relative performance.

Credit quality overview

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/14. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating based on analysis of these agencies’ respective ratings criteria. Moody’s ratings are used in recognition of Moody’s prominence among rating agencies and breadth of coverage of rated securities. To be announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings and portfolio credit quality may vary over time.

Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. Cash is also shown in the not-rated category. Derivative offset values are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

U.S. Government Income Trust     7

The fund was defensively positioned for a rising-rate environment, resulting in an overall duration — a key measure of interest-rate sensitivity — that was shorter than that of the benchmark. Additionally, we positioned the portfolio to benefit from a steeper Treasury yield curve. During the period, however, rates declined as the yield curve flattened.

How did you use derivatives during the period?

We used interest-rate swaps and “swaptions” — the latter of which give us the option to enter into a swap contract — to hedge the interest-rate and prepayment risks associated with our CMO and mortgage pass-through holdings. We employed total return swaps and futures as hedging tools. We also used total return swaps to help manage the fund’s sector exposure.

What is your outlook for the months ahead, and how are you positioning the fund?

Near the end of the period, the Bureau of Economic Analysis revised second-quarter gross domestic product [GDP] higher to an annual rate of 4.6%, the strongest growth rate since late 2011. This upward revision is another sign that the U.S. recovery is regaining steam after a rough start to the year, in our view. Given stronger job growth, along with a pickup in consumer and business spending, we believe third-quarter GDP could be in the 3.0% to 3.5% range. If this growth trend continues, we think it sets the stage for the Fed to begin raising the federal funds rate sometime during the first half of 2015.

As noted earlier, the Fed announced at its September 2014 policy meeting that it would end its bond-buying program in October. Given that the central bank has purchased roughly half the Treasury bonds that have been issued since the most recent round of

Comparison of maturity composition

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges may vary over time. A negative number represents cash to be allocated to to-be-announced (TBA) agency pass-through mortgage-backed securities, which the fund has agreed to purchase.

8     U.S. Government Income Trust

quantitative easing began in September 2012, the U.S. government will need to find buyers for these bonds when the Fed stops its purchases. Domestic private-sector investors tend to be more sensitive to yields versus the Fed or foreign government buyers. As a result, we believe Treasury yields may need to go higher to attract sufficient demand from private-sector investors.

In terms of portfolio positioning, we plan to maintain underweight exposure on the intermediate to long end of the Treasury yield curve, since we believe this is the area of the curve that will be most affected by the conclusion of the Fed’s bond-buying program. Additionally, we plan to continue our efforts to minimize overall interest-rate risk in the portfolio. Lastly, we will continue to seek to capitalize on anticipated slower prepayment speeds through allocations to CMOs. Historically, strategies that attempt to benefit from prepayment risk have done well during periods of rising interest rates.

Thanks for your time and for bringing us up to date.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Michael V. Salm is Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Michael joined Putnam in 1997 and has been in the investment industry since 1989.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

U.S. Government Income Trust     9

IN THE NEWS

Tumbling oil prices, which dropped at least 20% from June to October 2014, signaled the beginning of a bear market caused by a vast oversupply of oil and weakening global demand. Shale gas and oil production extraction methods have helped boost U.S. oil production to 8.7 million barrels per day in September, the highest since July 1986, according to the Energy Information Administration. This output has greatly increased oil supplies worldwide. Rather than focus on lowering production in order to push prices higher, the 12-nation Organization of Petroleum Exporting Countries (OPEC) has opted to increase output and sell off reserves at a deep discount to struggling economies in Asia and Europe. Falling demand is also playing a role in the price drop. The International Energy Agency has cut its 2014 and 2015 estimates for oil demand to levels last seen in 2009, the most recent global recessionary period. With continued downward pressure on the world’s oil markets, there is a silver lining — some U.S. drivers have seen gasoline prices dip below $3 per gallon.

10     U.S. Government Income Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2014, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/14

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/8/84)		(4/27/92)		(7/26/99)		(2/6/95)		(1/21/03)	(4/11/94)
	Before sales charge	After sales charge	Before CDSC	After CDSC	Before CDSC	After CDSC	Before sales charge	After sales charge	Net asset value	Net asset value
Annual average
(life of fund)	6.81%	6.67%	6.54%	6.54%	5.99%	5.99%	6.50%	6.38%	6.52%	6.98%
10 years	66.73	60.06	57.40	57.40	53.87	53.87	63.11	57.81	61.43	70.39
Annual average	5.24	4.82	4.64	4.64	4.40	4.40	5.01	4.67	4.91	5.47
5 years	23.90	18.94	19.46	17.57	19.03	19.03	22.79	18.80	22.23	25.35
Annual average	4.38	3.53	3.62	3.29	3.55	3.55	4.19	3.50	4.10	4.62
3 years	7.54	3.24	5.24	2.35	5.20	5.20	6.75	3.28	6.77	8.39
Annual average	2.45	1.07	1.72	0.78	1.70	1.70	2.20	1.08	2.21	2.72
1 year	4.80	0.61	4.05	–0.95	4.05	3.05	4.58	1.18	4.57	5.04

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

U.S. Government Income Trust     11

Comparative index returns For periods ended 9/30/14

	Barclays GNMA Index	Lipper GNMA Funds category average*
Annual average (life of fund)	7.77%	6.84%
10 years	59.90	51.71
Annual average	4.81	4.24
5 years	20.78	18.00
Annual average	3.85	3.36
3 years	5.87	4.46
Annual average	1.92	1.46
1 year	3.77	3.24

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

*Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/14, there were 66, 62, 59, 49, and 7 funds, respectively, in this Lipper category.

Change in the value of a $10,000 investmentb ($9,600 after sales charge)

Cumulative total return from 9/30/04 to 9/30/14

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,740 and $15,387, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,781. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $16,143 and $17,039, respectively.

12     U.S. Government Income Trust

Fund price and distribution information For the 12-month period ended 9/30/14

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	12		12	12	12		12	12
Income	$0.234		$0.134	$0.132	$0.198		$0.198	$0.270
Capital gains	—		—	—	—		—	—
Total	$0.234		$0.134	$0.132	$0.198		$0.198	$0.270
Share value	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
9/30/13	$13.30	$13.85	$13.23	$13.18	$13.34	$13.79	$13.16	$13.19
9/30/14	13.70	14.27	13.63	13.58	13.75	14.21	13.56	13.58
Current rate (end of period)	Before sales charge	After sales charge	Net asset value	Net asset value	Before sales charge	After sales charge	Net asset value	Net asset value
Current dividend rate 1	1.93%	1.85%	1.14%	1.15%	1.66%	1.60%	1.68%	2.21%
Current 30-day SEC yield (with expense limitation) 2	N/A	1.73	1.11	1.06	N/A	1.53	1.55	2.05

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

U.S. Government Income Trust     13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the fiscal year ended 9/30/13	0.87%	1.60%	1.62%	1.11%	1.12%	0.62%
Annualized expense ratio for the six-month period ended 9/30/14*	0.85%	1.58%	1.60%	1.09%	1.10%	0.60%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2014, to September 30, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$4.31	$7.99	$8.09	$5.52	$5.57	$3.04
Ending value (after expenses)	$1,021.20	$1,017.40	$1,017.40	$1,019.70	$1,020.00	$1,022.70

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14     U.S. Government Income Trust

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2014, use the following calculation method. To find the value of your investment on April 1, 2014, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$4.31	$7.99	$8.09	$5.52	$5.57	$3.04
Ending value (after expenses)	$1,020.81	$1,017.15	$1,017.05	$1,019.60	$1,019.55	$1,022.06

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/14. The expense ratio may differ for each share class.

†Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

U.S. Government Income Trust     15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

16     U.S. Government Income Trust

Comparative indexes

Barclays GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2014, Putnam employees had approximately $489,000,000 and the Trustees had approximately $137,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

U.S. Government Income Trust     17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18     U.S. Government Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2014, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to additional requests made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2014, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2014 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2014. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

U.S. Government Income Trust     19

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements under the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. Shareholders also voted overwhelmingly to approve these fee arrangements in early 2014, when they were asked to approve new management contracts (with the same fees and substantially identical other provisions) following the possible termination of the previous management contracts as a result of the death of the Honorable Paul G. Desmarais. (Mr. Desmarais, both directly and through holding companies, controlled a majority of the voting shares of Power Corporation of Canada, which (directly and indirectly) is the majority owner of Putnam Management. Mr. Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust upon his death and this transfer, as a technical matter, may have constituted an “assignment” within the meaning of the 1940 Act, causing the Putnam funds’ management contracts to terminate automatically.)

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam

20     U.S. Government Income Trust

Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2013 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2013 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that

U.S. Government Income Trust     21

differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2013 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the second-best performing mutual fund complex for both 2013 and the five-year period ended December 31, 2013. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2013 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted. For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year and five-year periods. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered available, the Trustees evaluated performance based on comparisons of fund returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper GNMA Funds) for the one-year, three-year and five-year periods ended December 31, 2013 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	2nd
Five-year period	1st

For the one-year and five-year periods ended December 31, 2013, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2013, there were 65, 62 and 57 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should

22     U.S. Government Income Trust

be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

U.S. Government Income Trust     23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24     U.S. Government Income Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam U.S. Government Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam U.S. Government Income Trust (the fund), including the fund’s portfolio, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam U.S. Government Income Trust as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 11, 2014

U.S. Government Income Trust     25

The fund’s portfolio 9/30/14

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (113.1%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (76.9%)
Government National Mortgage Association Adjustable Rate Mortgages 1 5/8s, July 20, 2026	$20,587	$21,124
Government National Mortgage Association Graduated Payment Mortgages
11 1/4s, with due dates from September 15, 2015 to December 15, 2015	4,264	4,489
9 1/4s, with due dates from April 15, 2016 to May 15, 2016	5,810	6,132
Government National Mortgage Association Pass-Through Certificates
8 1/2s, December 15, 2019	5,051	5,590
7 1/2s, October 20, 2030	78,687	93,549
5 1/2s, August 15, 2035	578	650
5s, TBA, October 1, 2044	52,000,000	57,061,878
4 1/2s, with due dates from March 20, 2041 to July 15, 2041	75,147,228	81,796,303
4 1/2s, TBA, October 1, 2044	238,000,000	258,174,213
4s, with due dates from March 20, 2044 to July 20, 2044	52,125,508	55,326,342
4s, TBA, October 1, 2044	166,000,000	176,076,715
3 1/2s, with due dates from October 20, 2042 to June 15, 2043	184,315,955	190,526,105
3 1/2s, TBA, October 1, 2044	8,000,000	8,270,000
		827,363,090
U.S. Government Agency Mortgage Obligations (36.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4 1/2s, May 1, 2044	3,934,382	4,296,775
4s, with due dates from April 1, 2041 to October 1, 2043	9,879,518	10,474,768
3 1/2s, with due dates from April 1, 2042 to August 1, 2043	7,166,439	7,319,637
Federal National Mortgage Association Pass-Through Certificates
6s, January 1, 2038	404,639	456,737
6s, TBA, October 1, 2044	11,000,000	12,433,438
5 1/2s, TBA, October 1, 2044	45,000,000	50,125,779
4 1/2s, with due dates from December 1, 2040 to February 1, 2044	8,989,229	9,722,555
4 1/2s, TBA, October 1, 2044	35,000,000	37,764,454
4s, with due dates from July 1, 2042 to June 1, 2044	37,110,120	39,222,318
4s, TBA, October 1, 2044	24,000,000	25,291,874
3 1/2s, June 1, 2042	837,724	859,092
3 1/2s, TBA, October 1, 2044	9,000,000	9,197,578
3s, February 1, 2043	4,742,324	4,685,083
3s, TBA, October 1, 2044	98,000,000	96,583,596
2 1/2s, March 1, 2043	86,200,489	81,769,244
		390,202,928
Total U.S. government and agency mortgage obligations (cost $1,219,723,721)		$1,217,566,018

MORTGAGE-BACKED SECURITIES (21.7%)*	Principal amount	Value
Agency collateralized mortgage obligations (21.7%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3182, Class SP, 27.986s, 2032	$36,520	$52,964
IFB Ser. 3408, Class EK, 25.175s, 2037	392,969	563,185
IFB Ser. 2976, Class LC, 23.857s, 2035	2,480,801	3,583,306

26     U.S. Government Income Trust

MORTGAGE-BACKED SECURITIES (21.7%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
IFB Ser. 2979, Class AS, 23.71s, 2034	$147,692	$190,145
IFB Ser. 3072, Class SM, 23.233s, 2035	1,078,349	1,522,612
IFB Ser. 3072, Class SB, 23.087s, 2035	643,969	903,067
IFB Ser. 3249, Class PS, 21.768s, 2036	419,786	566,787
IFB Ser. 3065, Class DC, 19.399s, 2035	3,444,511	4,870,126
IFB Ser. 2990, Class LB, 16.553s, 2034	2,841,283	3,671,222
IFB Ser. 4305, Class SK, IO, 6.446s, 2044	9,767,005	2,421,924
IFB Ser. 4105, Class HS, IO, 6.446s, 2042	9,352,386	2,326,500
IFB Ser. 4136, Class ES, IO, 6.096s, 2042	8,946,688	1,694,950
Ser. 4175, Class S, IO, 5.946s, 2043	5,050,689	1,167,584
IFB Ser. 4240, Class SA, IO, 5.846s, 2043	7,226,155	1,637,808
IFB Ser. 326, Class S2, IO, 5.796s, 2044	17,743,341	4,205,284
IFB Ser. 315, Class S1, IO, 5.766s, 2043	7,073,825	1,692,216
Ser. 4122, Class TI, IO, 4 1/2s, 2042	9,716,819	2,091,059
Ser. 4024, Class PI, IO, 4 1/2s, 2041	8,281,670	1,792,359
Ser. 4018, Class DI, IO, 4 1/2s, 2041	5,428,372	980,690
Ser. 4116, Class MI, IO, 4s, 2042	20,541,062	4,270,279
Ser. 4019, Class JI, IO, 4s, 2041	11,262,511	2,057,661
Ser. 4165, Class AI, IO, 3 1/2s, 2043	6,285,486	1,207,010
Ser. 303, Class C19, IO, 3 1/2s, 2043	5,875,364	1,355,811
FRB Ser. T-57, Class 2A1, 3.23s, 2043	29,642	29,049
Ser. 4141, Class PI, IO, 3s, 2042	11,471,352	1,550,583
Ser. 4158, Class TI, IO, 3s, 2042	19,039,133	2,546,484
Ser. 4165, Class TI, IO, 3s, 2042	22,673,258	3,060,890
Ser. 4171, Class NI, IO, 3s, 2042	13,330,563	1,868,945
Ser. 4183, Class MI, IO, 3s, 2042	9,569,152	1,341,595
Ser. 3939, Class EI, IO, 3s, 2026	17,026,364	1,718,718
FRB Ser. T-59, Class 2A1, 2.868s, 2043	16,014	15,574
Ser. T-56, Class A, IO, 0.524s, 2043	670,665	11,422
Ser. T-8, Class A9, IO, 0.453s, 2028	2,372,813	32,626
Ser. T-59, Class 1AX, IO, 0.273s, 2043	5,708,418	70,017
Ser. T-48, Class A2, IO, 0.212s, 2033	8,287,153	80,605
Ser. T-56, Class 2, IO, zero %, 2043	706,560	28
Ser. 3369, Class BO, PO, zero %, 2037	11,634	10,261
Ser. 3391, PO, zero %, 2037	44,143	37,492
Ser. 3300, PO, zero %, 2037	144,502	127,969
Ser. 3314, PO, zero %, 2036	46,601	43,899
Ser. 3206, Class EO, PO, zero %, 2036	11,031	9,729
Ser. 3175, Class MO, PO, zero %, 2036	120,026	105,417
Ser. 3210, PO, zero %, 2036	11,509	10,536
FRB Ser. 3117, Class AF, zero %, 2036	17,633	14,590
FRB Ser. 3326, Class WF, zero %, 2035	35,240	27,116
FRB Ser. 3036, Class AS, zero %, 2035	6,126	5,953
Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.973s, 2036	714,804	1,323,694
IFB Ser. 05-74, Class NK, 26.728s, 2035	1,927,465	3,080,302
IFB Ser. 06-8, Class HP, 24s, 2036	803,416	1,224,719

U.S. Government Income Trust     27

MORTGAGE-BACKED SECURITIES (21.7%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
IFB Ser. 07-53, Class SP, 23.634s, 2037	$918,682	$1,341,155
IFB Ser. 08-24, Class SP, 22.717s, 2038	4,092,211	6,038,314
IFB Ser. 05-122, Class SE, 22.559s, 2035	770,270	1,087,042
IFB Ser. 05-75, Class GS, 19.787s, 2035	438,604	578,248
IFB Ser. 05-106, Class JC, 19.645s, 2035	1,158,104	1,694,828
IFB Ser. 05-83, Class QP, 16.992s, 2034	373,851	473,122
IFB Ser. 11-4, Class CS, 12.591s, 2040	2,581,930	3,087,117
Ser. 06-10, Class GC, 6s, 2034	3,185,047	3,280,598
IFB Ser. 13-59, Class SC, IO, 5.996s, 2043	9,609,223	2,032,951
IFB Ser. 12-153, Class SK, IO, 5.996s, 2043	4,303,186	1,014,476
IFB Ser. 12-111, Class JS, IO, 5.946s, 2040	6,577,670	1,234,134
IFB Ser. 13-101, Class AS, IO, 5.796s, 2043	10,776,735	2,658,728
IFB Ser. 13-103, Class SK, IO, 5.766s, 2043	4,107,963	998,629
IFB Ser. 13-136, Class SB, IO, 5.746s, 2044	11,403,191	2,476,317
IFB Ser. 13-102, Class SH, IO, 5.746s, 2043	11,164,648	2,682,865
Ser. 418, Class C24, IO, 4s, 2043	7,974,097	1,852,420
Ser. 409, Class C16, IO, 4s, 2040	11,250,544	2,553,278
Ser. 418, Class C15, IO, 3 1/2s, 2043	16,705,653	3,717,009
Ser. 12-124, Class JI, 3 1/2s, 2042	4,464,655	669,162
Ser. 13-22, Class PI, IO, 3 1/2s, 2042	8,605,794	1,709,718
FRB Ser. 03-W14, Class 2A, 3.458s, 2043	27,409	27,272
FRB Ser. 04-W7, Class A2, 3.359s, 2034	12,972	13,394
FRB Ser. 03-W3, Class 1A4, 3.357s, 2042	49,485	48,001
FRB Ser. 03-W11, Class A1, 3.27s, 2033	1,431	1,467
Ser. 13-55, Class IK, IO, 3s, 2043	9,307,997	1,311,962
Ser. 12-151, Class PI, IO, 3s, 2043	9,245,741	1,293,479
Ser. 13-8, Class NI, IO, 3s, 2042	10,852,449	1,489,893
Ser. 12-145, Class TI, IO, 3s, 2042	11,143,285	1,269,220
Ser. 13-35, Class IP, IO, 3s, 2042	7,244,793	847,584
Ser. 13-55, Class PI, IO, 3s, 2042	16,143,876	2,038,164
Ser. 13-53, Class JI, IO, 3s, 2041	11,518,906	1,466,861
Ser. 13-23, Class PI, IO, 3s, 2041	12,764,445	1,232,790
Ser. 13-30, Class IP, IO, 3s, 2041	15,743,783	1,379,785
Ser. 13-23, Class LI, IO, 3s, 2041	11,541,187	1,230,637
Ser. 14-28, Class AI, IO, 3s, 2040	11,254,960	1,744,519
FRB Ser. 04-W2, Class 4A, 2.841s, 2044	23,005	23,925
Ser. 98-W5, Class X, IO, 0.862s, 2028	4,407,216	217,606
Ser. 98-W2, Class X, IO, 0.731s, 2028	15,192,644	797,614
Ser. 01-50, Class B1, IO, 0.411s, 2041	945,352	12,703
FRB Ser. 07-95, Class A3, 0.405s, 2036	13,676,000	13,060,580
Ser. 01-79, Class BI, IO, 0.312s, 2045	2,399,004	23,709
Ser. 03-34, Class P1, PO, zero %, 2043	120,101	99,684
Ser. 08-53, Class DO, PO, zero %, 2038	276,185	227,347
Ser. 07-64, Class LO, PO, zero %, 2037	80,158	70,806
Ser. 07-44, Class CO, PO, zero %, 2037	197,314	168,946
Ser. 07-14, Class KO, PO, zero %, 2037	21,083	18,402
Ser. 06-125, Class OX, PO, zero %, 2037	4,547	4,072

28     U.S. Government Income Trust

MORTGAGE-BACKED SECURITIES (21.7%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 06-84, Class OT, PO, zero %, 2036	$6,565	$5,829
Ser. 06-46, Class OC, PO, zero %, 2036	10,321	9,022
Ser. 08-36, Class OV, PO, zero %, 2036	66,719	57,142
Ser. 1988-12, Class B, zero %, 2018	4,650	4,464
Government National Mortgage Association
IFB Ser. 11-81, Class SB, IO, 6.551s, 2036	10,358,765	1,527,918
IFB Ser. 11-56, Class MI, IO, 6.297s, 2041	7,697,129	1,632,715
IFB Ser. 13-165, Class LS, IO, 5.997s, 2043	6,014,974	1,100,018
IFB Ser. 10-20, Class SC, IO, 5.997s, 2040	5,801,677	1,038,210
IFB Ser. 12-34, Class SA, IO, 5.897s, 2042	8,660,284	1,810,173
IFB Ser. 11-128, Class TS, IO, 5.896s, 2041	5,651,032	1,052,787
IFB Ser. 11-70, Class SN, IO, 5.746s, 2041	3,260,000	644,437
Ser. 13-51, Class QI, IO, 5s, 2043	12,726,049	2,704,031
Ser. 13-3, Class IT, IO, 5s, 2043	6,479,147	1,472,727
Ser. 13-6, Class OI, IO, 5s, 2043	52,838,579	11,169,019
Ser. 13-16, Class IB, IO, 5s, 2040	8,692,936	783,422
Ser. 10-35, Class UI, IO, 5s, 2040	8,393,774	1,896,596
Ser. 10-9, Class UI, IO, 5s, 2040	30,173,939	6,774,626
Ser. 09-121, Class UI, IO, 5s, 2039	13,610,748	3,154,019
Ser. 10-58, Class VI, IO, 5s, 2038	443,196	11,641
Ser. 13-39, Class IJ, IO, 4 1/2s, 2043	74,853,805	15,691,964
Ser. 13-24, Class IC, IO, 4 1/2s, 2043	4,539,725	960,606
Ser. 13-24, Class IK, IO, 4 1/2s, 2043	7,931,875	1,634,997
Ser. 12-129, Class IO, IO, 4 1/2s, 2042	7,094,507	1,632,375
Ser. 11-18, Class PI, IO, 4 1/2s, 2040	8,073,123	1,454,777
Ser. 10-35, Class AI, IO, 4 1/2s, 2040	19,305,988	3,645,164
Ser. 10-35, Class QI, IO, 4 1/2s, 2040	21,597,178	4,550,757
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	4,518,653	984,863
Ser. 11-81, Class PI, IO, 4 1/2s, 2037	11,423,042	1,024,304
Ser. 10-116, Class IB, IO, 4 1/2s, 2036	304,799	17,800
Ser. 10-19, Class IH, IO, 4 1/2s, 2034	373,900	11,019
Ser. 14-2, Class IL, IO, 4s, 2044	4,379,370	1,007,939
Ser. 13-165, Class IL, IO, 4s, 2043	5,551,473	935,701
Ser. 12-56, Class IB, IO, 4s, 2042	16,618,905	3,674,877
Ser. 12-47, Class CI, IO, 4s, 2042	7,810,248	1,560,108
Ser. 14-4, Class IK, IO, 4s, 2039	10,576,870	1,707,107
Ser. 10-114, Class MI, IO, 4s, 2039	11,864,869	1,642,573
Ser. 10-116, Class QI, IO, 4s, 2034	4,552,075	226,386
Ser. 13-79, Class PI, IO, 3 1/2s, 2043	19,115,133	2,695,998
Ser. 13-37, Class JI, IO, 3 1/2s, 2043	9,434,821	1,401,165
Ser. 13-27, Class PI, IO, 3 1/2s, 2042	8,527,439	1,294,551
Ser. 12-136, Class IO, IO, 3 1/2s, 2042	13,062,390	3,084,292
Ser. 14-46, Class JI, IO, 3 1/2s, 2041	6,811,639	1,013,095
Ser. 13-18, Class GI, IO, 3 1/2s, 2041	12,390,002	1,807,701
Ser. 12-71, Class JI, IO, 3 1/2s, 2041	6,892,701	900,308
Ser. 12-48, Class KI, IO, 3 1/2s, 2039	7,887,574	1,123,822
Ser. 12-48, Class AI, IO, 3 1/2s, 2036	18,684,987	3,043,971

U.S. Government Income Trust     29

MORTGAGE-BACKED SECURITIES (21.7%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 14-44, Class IC, IO, 3s, 2028	$16,997,875	$2,017,247
Ser. 10-151, Class KO, PO, zero %, 2037	1,676,524	1,444,661
Ser. 06-36, Class OD, PO, zero %, 2036	17,795	15,602
Ser. 06-64, PO, zero %, 2034	37,558	37,062
GSMPS Mortgage Loan Trust 144A
Ser. 99-2, IO, 0.808s, 2027	1,152,376	8,643
Ser. 98-3, IO, zero %, 2027	653,510	9,598
Ser. 98-2, IO, zero %, 2027	565,808	4,067
Ser. 98-4, IO, zero %, 2026	910,164	22,399
		233,609,590
Total mortgage-backed securities (cost $213,182,030)		$233,609,590

PURCHASED SWAP OPTIONS OUTSTANDING (0.3%)* Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
2.7395/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.7395	$77,255,000	$803,452
2.7175/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.7175	77,255,000	716,926
(2.78)/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.78	33,901,000	103,737
(2.78)/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.78	33,901,000	98,652
2.54/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.54	33,901,000	65,429
2.54/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.54	33,901,000	60,683
Credit Suisse International
(2.74)/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.74	82,536,000	363,158
(2.74)/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.74	82,536,000	363,158
2.51/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.51	82,536,000	122,979
2.51/3 month USD-LIBOR-BBA/Oct-24	Oct-14/2.51	82,536,000	122,979
Total purchased swap options outstanding (cost $3,926,616)			$2,821,153

PURCHASED OPTIONS OUTSTANDING (0.2%)*	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/$101.69	$45,000,000	$351,585
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Nov-14/103.09	111,000,000	1,487,400
Federal National Mortgage Association 30 yr 4.0s TBA commitments (Call)	Oct-14/106.50	22,000,000	440
Total purchased options outstanding (cost $2,425,781)			$1,839,425

SHORT-TERM INVESTMENTS (33.0%)*	Principal amount/shares	Value
Federal Home Loan Bank unsec. discount notes with an effective yield of 0.08%, November 12, 2014	$15,000,000	$14,998,548
Federal Home Loan Bank unsec. discount notes with an effective yield of 0.06%, October 29, 2014	25,000,000	24,998,736
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.08%, December 11, 2014	13,000,000	12,999,610

30     U.S. Government Income Trust

SHORT-TERM INVESTMENTS (33.0%)* cont.		Principal amount/shares	Value
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.05%, December 8, 2014		$9,000,000	$8,999,748
Federal Home Loan Mortgage Corporation unsec. discount notes with an effective yield of 0.08%, October 17, 2014		7,480,000	7,479,734
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.04%, January 14, 2015		14,000,000	13,999,272
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.06%, December 8, 2014		49,000,000	48,998,628
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.07%, November 19, 2014		13,000,000	12,998,673
Federal National Mortgage Association unsec. discount notes with an effective yield of zero%, October 1, 2014		5,000,000	5,000,000
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.05%, October 27, 2014		25,000,000	24,999,097
Federal National Mortgage Association unsec. discount notes with an effective yield of 0.09%, October 6, 2014		2,104,000	2,103,974
Interest in $326,032,000 joint tri-party repurchase agreement dated 9/30/14 with Citigroup Global Markets, Inc. due 10/1/14 — maturity value of $1,469,000 for an effective yield of 0.001% (collateralized by various U.S. Treasury notes and a mortgage backed security with coupon rates ranging from 0.875% to 3.000% and due dates ranging from 7/31/19 to 10/15/42, valued at $332,552,646)		1,469,000	1,469,000
Putnam Money Market Liquidity Fund 0.06% L	Shares	156,832,736	156,832,736
U.S. Treasury Bills with an effective yield of 0.02%, December 4, 2014 Δ §		$2,023,000	2,022,945
U.S. Treasury Bills with an effective yield of 0.03%, January 2, 2015 Δ §		622,000	621,968
U.S. Treasury Bills with an effective yield of 0.03%, January 8, 2015 Δ		75,000	74,996
U.S. Treasury Bills with effective yields ranging from 0.02% to 0.03%, November 28, 2014 Δ §		1,985,000	1,984,914
U.S. Treasury Bills with an effective yield of 0.02%, October 23, 2014 # Δ §		14,259,000	14,258,817
Total short-term investments (cost $354,833,268)			$354,841,396

TOTAL INVESTMENTS
Total investments (cost $1,794,091,416)	$1,810,677,582

Key to holding’s abbreviations
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
IFB

Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.

IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

U.S. Government Income Trust     31

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2013 through September 30, 2014 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

*	Percentages indicated are based on net assets of $1,076,611,568.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.
Δ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.
§

This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $859,877,057 to cover certain derivatives contracts and delayed delivery securities.
Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 9/30/14
	Number of contracts	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond 30 yr (Short)	591	$81,502,594	Dec-14	$705,666
U.S. Treasury Bond Ultra 30 yr (Long)	33	5,032,500	Dec-14	137,094
U.S. Treasury Note 5 yr (Short)	184	21,759,438	Dec-14	57,150
U.S. Treasury Note 10 yr (Long)	115	14,333,672	Dec-14	(91,859)
Total				$808,051

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/14 (premiums $6,942,866)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
Bank of America N.A.
(2.535)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.535	$77,255,000	$213,224
(2.557)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.557	77,255,000	256,486
(2.54)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.54	25,425,750	276,124
(2.54)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.54	25,425,750	276,124
(2.635)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.635	77,255,000	439,581
(2.657)/3 month USD-LIBOR-BBA/Nov-24	Nov-14/2.657	77,255,000	506,793
(2.60)/3 month USD-LIBOR-BBA/Jan-25	Jan-15/2.60	78,418,700	608,529
Credit Suisse International
(2.51)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.51	61,902,000	625,210
(2.51)/3 month USD-LIBOR-BBA/Aug-25	Aug-15/2.51	61,902,000	625,210

32     U.S. Government Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/14 (premiums $6,942,866) cont.
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike	Contract amount	Value
JPMorgan Chase Bank N.A.
(2.60)/3 month USD-LIBOR-BBA/Feb-25	Feb-15/2.60	$39,209,400	$313,675
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	11,494,000	1,879,458
Total			$6,020,414

WRITTEN OPTIONS OUTSTANDING at 9/30/14 (premiums $2,352,188)
	Expiration date/strike price	Contract amount	Value
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/$100.81	$45,000,000	$193,365
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Dec-14/99.94	45,000,000	94,905
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Nov-14/102.22	111,000,000	839,160
Federal National Mortgage Association 30 yr 3.5s TBA commitments (Put)	Nov-14/101.34	111,000,000	416,250
Total			$1,543,680

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/14
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Credit Suisse International
(2.78125)/3 month USD-LIBOR-BBA/Nov-24 (Purchased)	Nov-14/2.78125	$152,721,600	$(580,342)	$27,826
2.54875/3 month USD-LIBOR-BBA/Nov-24 (Purchased)	Nov-14/2.54875	152,721,600	(557,434)	(170,208)
(2.665)/3 month USD-LIBOR-BBA/Nov-24 (Written)	Nov-14/2.665	76,360,800	568,888	90,617
2.665/3 month USD-LIBOR-BBA/Nov-24 (Written)	Nov-14/2.665	76,360,800	568,888	(65,120)
JPMorgan Chase Bank N.A.
2.75/3 month USD-LIBOR-BBA/Dec-24 (Purchased)	Dec-14/2.75	74,270,500	(697,771)	205,729
2.75/3 month USD-LIBOR-BBA/Dec-24 (Purchased)	Dec-14/2.75	74,270,500	(712,997)	196,074
(2.40)/3 month USD-LIBOR-BBA/Mar-25 (Written)	Mar-15/2.40	74,270,500	247,692	(71,300)
(2.40)/3 month USD-LIBOR-BBA/Mar-25 (Written)	Mar-15/2.40	74,270,500	248,806	(72,785)
(2.65)/3 month USD-LIBOR-BBA/Dec-24 (Written)	Dec-14/2.65	74,270,500	441,167	(139,628)
(2.65)/3 month USD-LIBOR-BBA/Dec-24 (Written)	Dec-14/2.65	74,270,500	445,623	(141,857)
Total			$(27,480)	$(140,652)

U.S. Government Income Trust     33

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/14
Notional amount	Upfront premium received (paid)	Termination date	Payments made by fund per annum	Payments received by fund per annum	Unrealized appreciation/ (depreciation)
$337,743,000 E	$(55,585)	12/17/16	3 month USD-LIBOR-BBA	1.00%	$27,501
98,866,000 E	799,206	12/17/19	3 month USD-LIBOR-BBA	2.25%	(45,603)
120,911,100 E	1,920,487	12/17/24	3 month USD-LIBOR-BBA	3.00%	(1,017,534)
16,433,000 E	672,866	12/17/44	3 month USD-LIBOR-BBA	3.50%	(205,478)
41,268,000	288,331	9/16/24	3 month USD-LIBOR-BBA	2.68%	437,883
156,441,600	1,145,173	9/18/24	3 month USD-LIBOR-BBA	2.665%	1,471,153
Total	$4,770,478	$667,922
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
$6,813,301	$—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	$(17,687)
1,387,805	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(3,603)
Barclays Bank PLC
1,534,816	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	5,189
2,432,996	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(5,557)
8,496,069	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(36,322)
7,693,017	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	20,810
7,004,526	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	20,041
183,551	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(476)
13,624,850	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(35,370)

34     U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$22,201,703	$—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	$(94,916)
18,255,242	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	52,231
170,943	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	635
4,242,588	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	11,245
1,205,998	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	3,451
63,553,563	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	168,450
1,758,373	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	316
17,394,303	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	49,768
19,008,651	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(81,265)
23,056,174	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	65,967
7,033,054	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	18,641
183,760	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	167
96,874	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	8
96,874	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	8
878,021	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,512
232,670	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	19

U.S. Government Income Trust     35

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$212,854	$—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	$601
38,922	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	3
2,844,738	—	1/12/34	(5.50%) 1 month USD-LIBOR	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	(1,538)
8,023,021	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(34,300)
825,412	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	2,233
52,257,856	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	174,024
4,455,757	—	1/12/40	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Fannie Mae pools	15,064
15,303,877	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	43,787
221,657	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	600
718,645	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,944
521,069	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	1,410
8,258,227	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	(7,524)
5,551,961	—	1/12/39	5.50% (1 month USD-LIBOR)	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	(462)
13,572,384	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(58,024)
6,354,212	—	1/12/39	(6.00%) 1 month USD-LIBOR	Synthetic MBX Index 6.00% 30 year Fannie Mae pools	(33,440)
3,871,176	—	1/12/43	3.50% (1 month USD-LIBOR)	Synthetic MBX Index 3.50% 30 year Fannie Mae pools	11,061

36     U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
$2,069,747	$—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	$(8,732)
1,034,873	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(4,366)
1,034,873	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(4,366)
2,076,894	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(8,762)
5,394,121	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(22,757)
2,076,894	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(8,762)
1,929,426	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	5,520
4,308,197	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(18,418)
3,133,528	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	2,855
4,146,641	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic MBX Index 5.50% 30 year Fannie Mae pools	(17,494)
7,267,164	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(31,521)
3,046,452	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(13,024)
4,257,006	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(18,199)
4,609,983	—	1/12/44	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	10,778
Citibank, N.A.
94,291	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	8

U.S. Government Income Trust     37

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Credit Suisse International
$854,106	$—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Fannie Mae pools	$2,444
4,215,060	—	1/12/36	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	3,802
2,844,738	—	1/12/34	5.50% (1 month USD-LIBOR)	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	1,538
96,874	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	8
2,730,023	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(6,235)
2,730,023	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic MBX Index 4.00% 30 year Fannie Mae pools	7,234
400,091	—	1/12/41	5.00% (1 month USD-LIBOR)	Synthetic MBX Index 5.00% 30 year Ginnie Mae II pools	1,332
6,510,426	—	1/12/41	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(28,239)
4,609,983	—	1/12/44	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(9,809)
Deutsche Bank AG
127,355	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(211)
212,854	—	1/12/40	(4.50%)1 month USD-LIBOR	Synthetic TRS Index 4.50% 30 year Fannie Mae pools	(601)
119,184	—	1/12/40	5.00% (1 month USD-LIBOR)	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	443
466,823	—	1/12/41	4.50% (1 month USD-LIBOR)	Synthetic MBX Index 4.50% 30 year Ginnie Mae II pools	1,724
4,215,060	—	1/12/36	(5.00%) 1 month USD-LIBOR	Synthetic TRS Index 5.00% 30 year Fannie Mae pools	(3,802)

38     U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$5,021,723	$—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	$4,575
3,873,925	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	3,530
11,948,270	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	2,148
4,347,738	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	3,961
6,037,719	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(13,789)
6,037,719	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(13,789)
6,616,803	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(28,288)
2,485,734	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(10,627)
4,631,331	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	385
70,377	—	1/12/39	(5.50%) 1 month USD-LIBOR	Synthetic TRS Index 5.50% 30 year Fannie Mae pools	6
2,141,042	—	1/12/40	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(3,548)
4,541,630	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	816
3,741,526	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	3,409
2,499,627	—	1/12/41	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(6,489)
5,056,247	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	4,607
9,064,781	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(38,751)

U.S. Government Income Trust     39

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/14 cont.
Swap counterparty/ Notional amount	Upfront premium received (paid)	Termination date	Payments received (paid) by fund per annum	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
$336,057	$—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	$(1,437)
896,180	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,831)
797,540	—	1/12/38	(6.50%) 1 month USD-LIBOR	Synthetic MBX Index 6.50% 30 year Fannie Mae pools	(3,410)
1,113,869	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	1,015
562,606	—	1/12/41	(4.00%) 1 month USD-LIBOR	Synthetic MBX Index 4.00% 30 year Ginnie Mae II pools	(1,490)
5,116,196	—	1/12/38	6.50% (1 month USD-LIBOR)	Synthetic TRS Index 6.50% 30 year Fannie Mae pools	4,662
6,940,264	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(15,851)
4,446,661	—	1/12/42	4.00% (1 month USD-LIBOR)	Synthetic TRS Index 4.00% 30 year Fannie Mae pools	(10,156)
8,740,726	—	1/12/39	6.00% (1 month USD-LIBOR)	Synthetic TRS Index 6.00% 30 year Fannie Mae pools	1,571
Total	$—	$(28,682)

40     U.S. Government Income Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Mortgage-backed securities	$—	$233,609,590	$—
Purchased options outstanding	—	1,839,425	—
Purchased swap options outstanding	—	2,821,153	—
U.S. government and agency mortgage obligations	—	1,217,566,018	—
Short-term investments	156,832,736	198,008,660	—
Totals by level	$156,832,736	$1,653,844,846	$—

	Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Futures contracts	$808,051	$—	$—
Written options outstanding	—	(1,543,680)	—
Written swap options outstanding	—	(6,020,414)	—
Forward premium swap option contracts	—	(140,652)	—
Interest rate swap contracts	—	(4,102,556)	—
Total return swap contracts	—	(28,682)	—
Totals by level	$808,051	$(11,835,984)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

The accompanying notes are an integral part of these financial statements.

U.S. Government Income Trust     41

Statement of assets and liabilities 9/30/14
ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,637,258,680)	$1,653,844,846
Affiliated issuers (identified cost $156,832,736) (Notes 1 and 5)	156,832,736
Cash	1,166
Interest and other receivables	6,429,216
Receivable for shares of the fund sold	2,611,789
Receivable for investments sold	93,974,304
Receivable for variation margin (Note 1)	680,659
Unrealized appreciation on forward premium swap option contracts (Note 1)	520,246
Unrealized appreciation on OTC swap contracts (Note 1)	738,556
Prepaid assets	25,186
Total assets	1,915,658,704
LIABILITIES
Payable for investments purchased	2,817,278
Payable for purchases of delayed delivery securities (Note 1)	820,967,796
Payable for shares of the fund repurchased	3,762,464
Payable for compensation of Manager (Note 2)	344,184
Payable for custodian fees (Note 2)	36,583
Payable for investor servicing fees (Note 2)	258,857
Payable for Trustee compensation and expenses (Note 2)	530,647
Payable for administrative services (Note 2)	1,450
Payable for distribution fees (Note 2)	678,008
Payable for variation margin (Note 1)	395,289
Unrealized depreciation on forward premium swap option contracts (Note 1)	660,898
Unrealized depreciation on OTC swap contracts (Note 1)	767,238
Written options outstanding, at value (premiums $9,295,054) (Notes 1 and 3)	7,564,094
Other accrued expenses	262,350
Total liabilities	839,047,136
Net assets	$1,076,611,568

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,118,797,791
Undistributed net investment income (Note 1)	23,332,470
Accumulated net realized loss on investments (Note 1)	(85,142,458)
Net unrealized appreciation of investments	19,623,765
Total — Representing net assets applicable to capital shares outstanding	$1,076,611,568
(Continued on next page)

The accompanying notes are an integral part of these financial statements.

42     U.S. Government Income Trust

	Statement of assets and liabilities (Continued)
	COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
	Net asset value and redemption price per class A share ($863,612,148 divided by 63,046,191 shares)	$13.70
	Offering price per class A share (100/96.00 of $13.70)*	$14.27
	Net asset value and offering price per class B share ($21,351,649 divided by 1,566,740 shares)**	$13.63
	Net asset value and offering price per class C share ($73,828,181 divided by 5,438,425 shares)**	$13.58
	Net asset value and redemption price per class M share ($16,561,627 divided by 1,204,730 shares)	$13.75
	Offering price per class M share (100/96.75 of $13.75)†	$14.21
	Net asset value, offering price and redemption price per class R share ($32,104,414 divided by 2,367,834 shares)	$13.56
	Net asset value, offering price and redemption price per class Y share ($69,153,549 divided by 5,093,225 shares)	$13.58
*	On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
†	On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

U.S. Government Income Trust     43

Statement of operations Year ended 9/30/14
INVESTMENT INCOME
Interest (including interest income of $95,120 from investments in affiliated issuers) (Note 5)	$31,863,479
Total investment income	31,863,479
EXPENSES
Compensation of Manager (Note 2)	4,442,881
Investor servicing fees (Note 2)	1,685,788
Custodian fees (Note 2)	148,278
Trustee compensation and expenses (Note 2)	75,570
Distribution fees (Note 2)	3,610,552
Administrative services (Note 2)	27,553
Other	583,407
Total expenses	10,574,029
Expense reduction (Note 2)	(2,842)
Net expenses	10,571,187
Net investment income	21,292,292

Net realized gain on investments (Notes 1 and 3)	21,016,340
Net realized loss on swap contracts (Note 1)	(3,804,200)
Net realized loss on futures contracts (Note 1)	(8,326,552)
Net realized gain on written options (Notes 1 and 3)	18,335,872
Net unrealized appreciation of investments, futures contracts, swap contracts, written options, and TBA sale commitments during the year	3,956,534
Net gain on investments	31,177,994
Net increase in net assets resulting from operations	$52,470,286

The accompanying notes are an integral part of these financial statements.

44     U.S. Government Income Trust

Statement of changes in net assets
DECREASE IN NET ASSETS	Year ended 9/30/14	Year ended 9/30/13
Operations:
Net investment income	$21,292,292	$16,223,366
Net realized gain (loss) on investments	27,221,460	(15,975,461)
Net unrealized appreciation (depreciation) of investments	3,956,534	(17,881,320)
Net increase (decrease) in net assets resulting from operations	52,470,286	(17,633,415)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(15,811,278)	(23,017,665)
Class B	(232,459)	(505,178)
Class C	(810,324)	(1,914,420)
Class M	(257,700)	(368,411)
Class R	(467,828)	(620,775)
Class Y	(1,141,564)	(1,869,686)
Decrease from capital share transactions (Note 4)	(174,007,315)	(360,375,394)
Total decrease in net assets	(140,258,182)	(406,304,944)
NET ASSETS
Beginning of year	1,216,869,750	1,623,174,694
End of year (including undistributed net investment income of $23,332,470 and $12,461,123, respectively)	$1,076,611,568	$1,216,869,750

The accompanying notes are an integral part of these financial statements.

U.S. Government Income Trust     45

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Redemption fees	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class A
September 30, 2014	$13.30	.26	.37	.63	(.23)	—	(.23)	—	—	$13.70	4.80	$863,612.86		1.95	1,346[e]
September 30, 2013	13.69	.16	(.28)	(.12)	(.27)	—	(.27)	—	—	13.30	(.89)	983,687.87		1.22	1,441[f]
September 30, 2012	14.25	.20	.28	.48	(.54)	(.50)	(1.04)	—	—	13.69	3.54	1,250,546.86		1.43	512[f]
September 30, 2011	15.00	.46	.31	.77	(.52)	(1.00)	(1.52)	—	—[b,j]	14.25	5.60	1,290,113.84		3.16	496[f]
September 30, 2010	14.50	.76	.54	1.30	(.75)	(.05)	(.80)	—[b]	—[b,g]	15.00	9.10	1,305,668	.86[h,i]	5.03[h]	515[f]
Class B
September 30, 2014	$13.23	.17	.36	.53	(.13)	—	(.13)	—	—	$13.63	4.05	$21,352	1.59	1.23	1,346[e]
September 30, 2013	13.62	.06	(.28)	(.22)	(.17)	—	(.17)	—	—	13.23	(1.64)	27,553	1.60	.48	1,441[f]
September 30, 2012	14.18	.09	.29	.38	(.44)	(.50)	(.94)	—	—	13.62	2.83	44,352	1.59	.65	512[f]
September 30, 2011	14.93	.34	.33	.67	(.42)	(1.00)	(1.42)	—	—[b,j]	14.18	4.84	37,213	1.56	2.40	496[f]
September 30, 2010	14.44	.66	.52	1.18	(.64)	(.05)	(.69)	—[b]	—[b,g]	14.93	8.27	50,676	1.57[h,i]	4.44[h]	515[f]
Class C
September 30, 2014	$13.18	.16	.37	.53	(.13)	—	(.13)	—	—	$13.58	4.05	$73,828	1.61	1.21	1,346[e]
September 30, 2013	13.57	.06	(.28)	(.22)	(.17)	—	(.17)	—	—	13.18	(1.66)	99,052	1.62	.46	1,441[f]
September 30, 2012	14.13	.09	.29	.38	(.44)	(.50)	(.94)	—	—	13.57	2.81	170,247	1.61	.63	512[f]
September 30, 2011	14.90	.34	.30	.64	(.41)	(1.00)	(1.41)	—	—[b,j]	14.13	4.71	143,059	1.59	2.40	496[f]
September 30, 2010	14.44	.62	.53	1.15	(.64)	(.05)	(.69)	—[b]	—[b,g]	14.90	8.06	134,365	1.61[h,i]	4.10[h]	515[f]
Class M
September 30, 2014	$13.34	.23	.38	.61	(.20)	—	(.20)	—	—	$13.75	4.58	$16,562	1.10	1.71	1,346[e]
September 30, 2013	13.74	.13	(.30)	(.17)	(.23)	—	(.23)	—	—	13.34	(1.22)	19,102	1.11	.98	1,441[f]
September 30, 2012	14.29	.17	.28	.45	(.50)	(.50)	(1.00)	—	—	13.74	3.34	22,555	1.10	1.21	512[f]
September 30, 2011	15.03	.42	.33	.75	(.49)	(1.00)	(1.49)	—	—[b,j]	14.29	5.40	25,907	1.08	2.92	496[f]
September 30, 2010	14.49	.73	.57	1.30	(.71)	(.05)	(.76)	—[b]	—[b,g]	15.03	9.13	28,380	1.10[h,i]	4.83[h]	515[f]
Class R
September 30, 2014	$13.16	.23	.37	.60	(.20)	—	(.20)	—	—	$13.56	4.57	$32,104	1.11	1.68	1,346[e]
September 30, 2013	13.55	.13	(.29)	(.16)	(.23)	—	(.23)	—	—	13.16	(1.17)	33,159	1.12	.98	1,441[f]
September 30, 2012	14.11	.14	.30	.44	(.50)	(.50)	(1.00)	—	—	13.55	3.32	36,900	1.11	1.06	512[f]
September 30, 2011	14.88	.42	.30	.72	(.49)	(1.00)	(1.49)	—	—[b,j]	14.11	5.25	24,466	1.09	2.95	496[f]
September 30, 2010	14.40	.69	.55	1.24	(.71)	(.05)	(.76)	—[b]	—[b,g]	14.88	8.77	12,358	1.11[h,i]	4.57[h]	515[f]
Class Y
September 30, 2014	$13.19	.29	.37	.66	(.27)	—	(.27)	—	—	$13.58	5.04	$69,154.61		2.19	1,346[e]
September 30, 2013	13.58	.19	(.28)	(.09)	(.30)	—	(.30)	—	—	13.19	(.63)	54,316.62		1.45	1,441[f]
September 30, 2012	14.14	.21	.30	.51	(.57)	(.50)	(1.07)	—	—	13.58	3.85	98,575.61		1.56	512[f]
September 30, 2011	14.90	.50	.30	.80	(.56)	(1.00)	(1.56)	—	—[b,j]	14.14	5.83	65,227.59		3.47	496[f]
September 30, 2010	14.42	.77	.55	1.32	(.79)	(.05)	(.84)	—[b]	—[b,g]	14.90	9.28	51,845	.61[h,i]	5.10[h]	515[f]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

46	U.S. Government Income Trust	U.S. Government Income Trust	47

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	1,876%
September 30, 2012	1,361
September 30, 2011	1,184
September 30, 2010	1,081

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

h Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.02% of average net assets for the period ended September 30, 2010.

i Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.06% of average net assets as of September 30, 2010.

j Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

48     U.S. Government Income Trust

Notes to financial statements 9/30/14

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2013 through September 30, 2014.

Putnam U.S. Government Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments, including mortgage backed securities, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such

U.S. Government Income Trust     49

investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity and to isolate prepayment risk.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in

50     U.S. Government Income Trust

return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge interest rate risk and to gain exposure to interest rates.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market

U.S. Government Income Trust     51

for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage backed and other asset backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

52     U.S. Government Income Trust

At the close of the reporting period, the fund had a net liability position of $3,216,601 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,767,000 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2014, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover
Short-term	Long-term	Total
$69,986,920	$12,160,257	$82,147,177

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $1,520,001 recognized during the period between November 1, 2013 and September 30, 2014 to its fiscal year ending September 30, 2015.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals, unrealized gains and losses on certain futures contracts, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $8,300,208 to increase undistributed net investment income and $8,300,208 to increase accumulated net realized loss.

U.S. Government Income Trust     53

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$29,057,290
Unrealized depreciation	(13,144,939)
Net unrealized appreciation	15,912,351
Undistributed ordinary income	23,643,293
Capital loss carryforward	(82,147,177)
Post-October capital loss deferral	(1,520,001)
Cost for federal income tax purposes	$1,794,765,231

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.550%	of the first $5 billion,
0.500%	of the next $5 billion,
0.450%	of the next $10 billion,
0.400%	of the next $10 billion,
0.350%	of the next $50 billion,
0.330%	of the next $50 billion,
0.320%	of the next $100 billion and
0.315%	of any excess thereafter.

The fund’s shareholders approved the fund’s current management contract with Putnam Management effective February 27, 2014. Shareholders were asked to approve the fund’s management contract following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who had controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. The substantive terms of the management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract and reflect the rates provided in the table above.

Putnam Management has contractually agreed, through June 30, 2015, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,366,812
Class B	35,351
Class C	124,256
Class M	26,486
Class R	47,364
Class Y	85,519
Total	$1,685,788

54     U.S. Government Income Trust

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $2,842 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $634, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, and 0.50% of the average net assets attributable to class A, class C and class R shares, respectively. For class B shares, the annual payment rate will equal the weighted average of (i) 0.85% on the assets of Putnam Limited Duration Government Income Fund attributable to class B shares existing on November 9, 2007; and (ii) 1.00% on all other net assets of Putnam U.S. Government Income Trust attributable to class B shares. For class M shares, the annual payment rate will equal the weighted average of (i) 0.40% on the net assets of Putnam Limited Duration Government Income Fund attributable to class M shares existing on November 9, 2007; and (ii) 0.50% on all other net assets of Putnam U.S. Government Income Trust attributable to class M shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,297,185
Class B	232,522
Class C	834,282
Class M	87,269
Class R	159,294
Total	$3,610,552

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $40,028 and $93 from the sale of class A and class M shares, respectively, and received $11,883 and $1,029 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $5,034 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales, excluding short-term investments were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$19,863,074,180	$19,857,128,808
U.S. government securities (Long-term)	—	—
Total	$19,863,074,180	$19,857,128,808

U.S. Government Income Trust     55

Written option transactions during the reporting period are summarized as follows:

	Written swap option contract amounts	Written swap option premiums	Written option contract amount	Written option premiums
Written options outstanding at the beginning of the reporting period	$220,648,000	$2,700,676	$—	$—
Options opened	3,203,884,200	17,486,492	4,898,000,000	20,237,696
Options exercised	(406,304,400)	(2,761,499)	—	—
Options expired	(28,902,000)	(282,878)	(1,186,000,000)	(4,186,406)
Options closed	(1,926,724,600)	(10,199,925)	(3,400,000,000)	(13,699,102)
Written options outstanding at the end of the reporting period	$1,062,601,200	$6,942,866	$312,000,000	$2,352,188

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/14		Year ended 9/30/13
Class A	Shares	Amount	Shares	Amount
Shares sold	6,792,071	$92,046,571	9,203,890	$123,380,549
Shares issued in connection with reinvestment of distributions	1,017,107	13,796,146	1,470,763	19,769,728
	7,809,178	105,842,717	10,674,653	143,150,277
Shares repurchased	(18,722,405)	(253,377,737)	(28,033,680)	(374,628,876)
Net decrease	(10,913,227)	$(147,535,020)	(17,359,027)	$(231,478,599)

	Year ended 9/30/14		Year ended 9/30/13
Class B	Shares	Amount	Shares	Amount
Shares sold	88,084	$1,189,674	328,052	$4,408,219
Shares issued in connection with reinvestment of distributions	16,210	218,753	34,737	465,779
	104,294	1,408,427	362,789	4,873,998
Shares repurchased	(619,904)	(8,327,576)	(1,536,156)	(20,470,723)
Net decrease	(515,610)	$(6,919,149)	(1,173,367)	$(15,596,725)

	Year ended 9/30/14		Year ended 9/30/13
Class C	Shares	Amount	Shares	Amount
Shares sold	531,507	$7,146,377	1,212,809	$16,217,240
Shares issued in connection with reinvestment of distributions	51,496	692,365	122,376	1,635,151
	583,003	7,838,742	1,335,185	17,852,391
Shares repurchased	(2,658,754)	(35,591,297)	(6,364,776)	(84,197,495)
Net decrease	(2,075,751)	$(27,752,555)	(5,029,591)	$(66,345,104)

56     U.S. Government Income Trust

	Year ended 9/30/14		Year ended 9/30/13
Class M	Shares	Amount	Shares	Amount
Shares sold	5,450	$73,957	33,143	$451,204
Shares issued in connection with reinvestment of distributions	7,297	99,325	11,274	152,126
	12,747	173,282	44,417	603,330
Shares repurchased	(239,508)	(3,258,705)	(254,922)	(3,420,557)
Net decrease	(226,761)	$(3,085,423)	(210,505)	$(2,817,227)

	Year ended 9/30/14		Year ended 9/30/13
Class R	Shares	Amount	Shares	Amount
Shares sold	899,582	$12,087,564	1,208,738	$16,074,472
Shares issued in connection with reinvestment of distributions	26,916	361,652	34,349	457,053
	926,498	12,449,216	1,243,087	16,531,525
Shares repurchased	(1,077,485)	(14,460,691)	(1,446,821)	(19,181,293)
Net decrease	(150,987)	$(2,011,475)	(203,734)	$(2,649,768)

	Year ended 9/30/14		Year ended 9/30/13
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,714,054	$49,977,825	3,178,670	$42,364,971
Shares issued in connection with reinvestment of distributions	73,730	991,282	102,871	1,371,351
	3,787,784	50,969,107	3,281,541	43,736,322
Shares repurchased	(2,813,226)	(37,672,800)	(6,419,967)	(85,224,293)
Net increase (decrease)	974,558	$13,296,307	(3,138,426)	$(41,487,971)

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

Name of affiliate	Fair value at the beginning of the reporting period	Purchase cost	Sale proceeds	Investment income	Fair value at the end of the reporting period
Putnam Money Market Liquidity Fund*	$140,001,624	$305,729,192	$288,898,080	$95,120	$156,832,736
Totals	$140,001,624	$305,729,192	$288,898,080	$95,120	$156,832,736

*Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

U.S. Government Income Trust     57

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$321,900,000
Purchased swap option contracts (contract amount)	$321,300,000
Written TBA commitment option contracts (contract amount) (Note 3)	$633,700,000
Written swap option contracts (contract amount) (Note 3)	$430,300,000
Futures contracts (number of contracts)	1,000
Centrally cleared interest rate swap contracts (notional)	$743,400,000
OTC total return swap contracts (notional)	$729,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging instruments under ASC 815	Statement of assets and liabilities location	Fair value	Statement of assets and liabilities location	Fair value
Interest rate contracts	Investments, Receivables, Net assets — Unrealized appreciation	$7,377,908*	Payables, Net assets — Unrealized depreciation	$13,745,263*
Total		$7,377,908		$13,745,263

*Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Swaps	Total
Interest rate contracts	$(7,040,821)	$(8,326,552)	$(3,804,200)	$(19,171,573)
Total	$(7,040,821)	$(8,326,552)	$(3,804,200)	$(19,171,573)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments under ASC 815	Options	Futures	Swaps	Total
Interest rate contracts	$(27,008)	$2,645,962	$7,942,334	$10,561,288
Total	$(27,008)	$2,645,962	$7,942,334	$10,561,288

58     U.S. Government Income Trust

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U.S. Government Income Trust     59

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$472,096	$—	$—	$—	$—	$—	$—	$—	$472,096
OTC total return swap contracts*#	—	689,338	—	8	—	16,358	2,167	30,685	—	—	738,556
Futures contracts§	—	—	—	—	—	—	—	—	—	208,563	208,563
Forward premium swap option contracts#	—	—	—	—	—	118,443	—	—	401,803	—	520,246
Purchased swap options**#	1,848,879	—	—	—	—	972,274	—	—	—	—	2,821,153
Purchased options**#	—	—	—	—	—	—	—	—	1,839,425	—	1,839,425
Repurchase agreements**	—	—	—	—	1,469,000	—	—	—	—	—	1,469,000
Total Assets	$1,848,879	$689,338	$472,096	$8	$1,469,000	$1,107,075	$2,167	$30,685	$2,241,228	$208,563	$8,069,039
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	395,289	—	—	—	—	—	—	—	395,289
OTC total return swap contracts*#	21,290	545,595	—	—	—	44,283	4,614	151,456	—	—	767,238
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap option contracts#	—	—	—	—	—	235,328	—	—	425,570	—	660,898
Written swap options#	2,576,861	—	—	—	—	1,250,420	—	—	2,193,133	—	6,020,414
Written options#	—	—	—	—	—	—	—	—	1,543,680	—	1,543,680
Total Liabilities	$2,598,151	$545,595	$395,289	$—	$—	$1,530,031	$4,614	$151,456	$4,162,383	$—	$9,387,519
Total Financial and Derivative Net Assets	$(749,272)	$143,743	$76,807	$8	$1,469,000	$(422,956)	$(2,447)	$(120,771)	$(1,921,155)	$208,563	$(1,318,480)
Total collateral received (pledged)†##	$(719,000)	$(79,000)	$—	$—	$1,469,000	$(189,000)	$—	$—	$(1,780,000)	$—
Net amount	$(30,272)	$222,743	$76,807	$8	$—	$(233,956)	$(2,447)	$(120,771)	$(141,155)	$208,563

*	Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.
**	Included with Investments in securities on the Statement of assets and liabilities.
†	Additional collateral may be required from certain brokers based on individual agreements.
#	Covered by master netting agreement (Note 1).
##	Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.
§

Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

60	U.S. Government Income Trust	U.S. Government Income Trust	61

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $18,683,379 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2015 will show the tax status of all distributions paid to your account in calendar 2014.

62     U.S. Government Income Trust

Shareholder meeting results (Unaudited)

February 27, 2014 special meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

		Votes for	Votes withheld
Liaquat Ahamed		56,767,050	2,432,419
Ravi Akhoury		56,752,337	2,447,132
Barbara M. Baumann		57,190,606	2,008,863
Jameson A. Baxter		57,132,900	2,066,569
Charles B. Curtis		57,150,139	2,049,330
Robert J. Darretta		57,130,261	2,069,208
Katinka Domotorffy		57,037,249	2,162,220
John A. Hill		57,195,855	2,003,614
Paul L. Joskow		57,124,390	2,075,079
Kenneth R. Leibler		57,166,365	2,033,104
Robert E. Patterson		57,159,306	2,040,163
George Putnam, III		57,119,760	2,079,709
Robert L. Reynolds		57,144,590	2,054,879
W. Thomas Stephens		57,118,565	2,080,905
A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
44,753,553	1,555,112	3,023,752	9,867,052
A proposal to adopt an Amended and Restated Declaration of Trust was approved as follows:
Votes for	Votes against	Abstentions	Broker non-votes
44,591,175	1,529,758	3,211,483	9,867,053
All tabulations are rounded to the nearest whole number.

U.S. Government Income Trust     63

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of Lords of Finance: The Bankers Who Broke the World, whose articles on economics have appeared in such publications as the New York Times, Foreign Affairs, and the Financial Times. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board’s Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children’s Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy’s Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

64     U.S. Government Income Trust

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Northeast Utilities, which operates New England’s largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman of its Investment Committee. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2014, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

U.S. Government Income Trust     65

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)

Executive Vice President, Principal Executive Officer, and Compliance Liaison

Since 2004

Steven D. Krichmar (Born 1958)

Vice President and Principal Financial Officer

Since 2002

Chief of Operations, Putnam Investments and Putnam Management

Robert T. Burns (Born 1961)

Vice President and Chief Legal Officer

Since 2011

General Counsel, Putnam Investments, Putnam Management, and Putnam Retail Management

Robert R. Leveille (Born 1969)

Vice President and Chief Compliance Officer

Since 2007

Chief Compliance Officer, Putnam Investments, Putnam Management, and Putnam Retail Management

Michael J. Higgins (Born 1976)

Vice President, Treasurer, and Clerk

Since 2010

Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial Analyst, Old Mutual Asset Management (2007–2008); Senior Financial Analyst, Putnam Investments (1999–2007)

Janet C. Smith (Born 1965)

Vice President, Principal Accounting Officer, and Assistant Treasurer

Since 2007

Director of Fund Administration Services, Putnam Investments and Putnam Management

Susan G. Malloy (Born 1957)

Vice President and Assistant Treasurer

Since 2007

Director of Accounting & Control Services, Putnam Investments and Putnam Management

James P. Pappas (Born 1953)

Vice President

Since 2004

Director of Trustee Relations, Putnam Investments and Putnam Management

Mark C. Trenchard (Born 1962)

Vice President and BSA Compliance Officer

Since 2002

Director of Operational Compliance, Putnam Investments and Putnam Retail Management

Nancy E. Florek (Born 1957)

Vice President, Director of Proxy Voting and Corporate Governance, Assistant Clerk, and Associate Treasurer

Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

66     U.S. Government Income Trust

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth

Growth Opportunities Fund

International Growth Fund

Multi-Cap Growth Fund

Small Cap Growth Fund

Voyager Fund

Blend

Asia Pacific Equity Fund

Capital Opportunities Fund

Capital Spectrum Fund

Emerging Markets Equity Fund

Equity Spectrum Fund

Europe Equity Fund

Global Equity Fund

International Capital Opportunities Fund

International Equity Fund

Investors Fund

Low Volatility Equity Fund

Multi-Cap Core Fund

Research Fund

Strategic Volatility Equity Fund

Value

Convertible Securities Fund

Equity Income Fund

Global Dividend Fund

The Putnam Fund for Growth and Income

International Value Fund

Multi-Cap Value Fund

Small Cap Value Fund

Income

American Government Income Fund

Diversified Income Trust

Emerging Markets Income Fund

Floating Rate Income Fund

Global Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Money Market Fund*

Short Duration Income Fund

U.S. Government Income Trust

Tax-free Income

AMT-Free Municipal Fund

Intermediate-Term Municipal Income Fund

Short-Term Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund*

Tax-Free High Yield Fund

State tax-free income funds†:

Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

†Not available in all states.

U.S. Government Income Trust     67

Absolute Return

Absolute Return 100 Fund®

Absolute Return 300 Fund®

Absolute Return 500 Fund®

Absolute Return 700 Fund®

Global Sector

Global Consumer Fund

Global Energy Fund

Global Financials Fund

Global Health Care Fund

Global Industrials Fund

Global Natural Resources Fund

Global Sector Fund

Global Technology Fund

Global Telecommunications Fund

Global Utilities Fund

Asset Allocation

George Putnam Balanced Fund

Global Asset Allocation Funds — four
investment portfolios that spread your
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund

Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Growth Fund

Dynamic Risk Allocation Fund

Retirement Income Lifestyle Funds —
portfolios with managed allocations to
stocks, bonds, and money market
investments to generate retirement income.

Retirement Income Fund Lifestyle 1

Retirement Income Fund Lifestyle 2

Retirement Income Fund Lifestyle 3

RetirementReady® Funds — portfolios with
adjusting allocations to stocks, bonds, and
money market instruments, becoming more
conservative over time.

RetirementReady® 2055 Fund

RetirementReady® 2050 Fund

RetirementReady® 2045 Fund

RetirementReady® 2040 Fund

RetirementReady® 2035 Fund

RetirementReady® 2030 Fund

RetirementReady® 2025 Fund

RetirementReady® 2020 Fund

RetirementReady® 2015 Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

68     U.S. Government Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Investment Sub-Manager

Putnam Investments Limited
57–59 St James’s Street
London, England SW1A 1LD

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

State Street Bank
and Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

Jameson A. Baxter, Chair
Liaquat Ahamed
Ravi Akhoury
Barbara M. Baumann
Charles B. Curtis
Robert J. Darretta
Katinka Domotorffy
John A. Hill
Paul L. Joskow
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens

Officers

Robert L. Reynolds
President

Jonathan S. Horwitz
Executive Vice President,
Principal Executive Officer, and
Compliance Liaison

Steven D. Krichmar
Vice President and
Principal Financial Officer

Robert T. Burns
Vice President and
Chief Legal Officer

Robert R. Leveille
Vice President and
Chief Compliance Officer

Michael J. Higgins
Vice President, Treasurer,
and Clerk

Janet C. Smith
Vice President,
Principal Accounting Officer,
and Assistant Treasurer

Susan G. Malloy
Vice President and
Assistant Treasurer

James P. Pappas
Vice President

Mark C. Trenchard
Vice President and
BSA Compliance Officer

Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN038
290494 11/14

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2014	$123,253	$ —	$4,860	$ —
September 30, 2013	$116,925	$ —	$4,763	$ —

For the fiscal years ended September 30, 2014 and September 30, 2013, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,860 and $4,763 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2014	$ —	$ —	$ —	$ —

September 30, 2013	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam U.S. Government Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2014

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 26, 2014